Exhibit 99.1

CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT

by and between

NORTHERN POWER SYSTEMS, INC.

and

PROTON ENERGY SYSTEMS, INC.

as of September 22, 2003

CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT

Dated as of September 22, 2003

This Credit Agreement and Amendment to Security Agreement (the “Agreement”) is made as of September 22, 2003, by and between Northern Power Systems, Inc. (the “Company”), a Delaware corporation having its principal executive offices at 182 Mad River Park, P.O. Box 999, Waitsfield, Vermont 05673, and Proton Energy Systems, Inc. (the “Lender”), a Delaware corporation having its principal executive offices at 10 Technology Drive, Wallingford, Connecticut 06492.

SECTION 1

DEFINITIONS

1.1. Definitions.

All capitalized terms used in this Agreement or in the Note or in any certificate, report or other document made or delivered pursuant to this Agreement shall, unless otherwise defined herein, have the meanings assigned to them below:

Applicable Rate. The Prime Rate of Interest published in the “Money Rates” section of the Wall Street Journal from time to time, plus 1.5%.

Business Day. Any day other than a Saturday or Sunday or a day on which banks are required or permitted to be closed in New York, NY. Any reference to “days” (unless Business Days are specified) shall mean calendar days.

Closing Date. September 22, 2003, or such other date upon which the Company and the Lender may agree.

Default. An Event of Default or event or condition which, but for the requirement that time elapse or notice be given, or both, would constitute an Event of Default.

Loan. The loan made to the Company by the Lender pursuant to Section 2 hereof.

Merger Agreement. The Agreement and Plan of Contribution and Merger, by and among the Lender, Distributed Energy Systems Corp. (formerly known as “PES New Parent, Inc.”), a Delaware corporation, PES-1 Merger Sub, Inc., a Delaware corporation, PES-2 Merger Sub, Inc., a Delaware corporation (PES New Parent, Inc., PES-1 Merger Sub, Inc. and PES-2 Merger Sub, Inc. are collectively referred to as the “Merger Subsidiaries”), and the Company, as amended from time to time.

Termination Date. The earlier of June 30, 2004 or the 120th day following the termination of the Merger Agreement.

SECTION 2

DESCRIPTION OF LOAN

2.1. The Loan. Subject to the terms hereof, the Lender will lend to the Company up to $2,000,000. $1,000,000 of this amount will be advanced from Lender to Company immediately on the Closing Date. The remaining balance or any portion thereof requested in writing by the Company will be advanced upon approval of the Audit Committee of the Board of Directors of Lender. Any portion of the Loan not repaid by the Termination Date shall be due and payable on the Termination Date

2.2. The Note.

(a) The Loan shall be evidenced by a Note, substantially in the form of Exhibit A hereto, payable to the order of the Lender on the Termination Date. The Note shall be dated the Closing Date and shall have the blanks therein appropriately completed.

(b) The Lender shall, and is hereby irrevocably authorized by the Company to, endorse on the schedule forming a part of the Note or otherwise in its records appropriate notations evidencing the date and the amount of each payment of principal made by the Company with respect thereto.

2.3. Interest. The Loan shall accrue and bear interest at a rate per annum equal to the Applicable Rate. Prior to any stated or accelerated maturity of the Loan, the Company will, on the last Business Day of each calendar month (each a “Payment Date”) pay to the Lender the accrued and unpaid interest on the Loan. On any stated or accelerated maturity of the Loan, all accrued and unpaid interest thereon shall be forthwith due and payable.

2.4. Calculations. Calculations of amounts of interest or amounts expressed as interest for all purposes of this Agreement shall be made on a quarterly basis and on the basis of a 365 day year and paid for the actual number of days for which due. If any payment required by this Agreement becomes due on a day that it is not a Business Day such payment may be made on the next succeeding Business Day, and such extension shall be included in computing interest in connection with such payment.

2.5. Voluntary Prepayments. The Loan may be prepaid, in whole or in part at any time, in increments of $250,000, without premium or penalty, together with accrued and unpaid interest on such portion of the Loan being prepaid.

2.6. Payment at Maturity. On the stated or accelerated maturity of the Note, the Company will pay to the Lender an amount equal to the indebtedness evidenced by the Note then due, together with all accrued and unpaid interest thereon.

2.7. Method of Payment. All payments and prepayments of principal and all payments of interest shall be made in U.S. dollars by the Company to the Lender at its corporate headquarters in immediately available funds, on or before 2:00 p.m. (New York, NY time) on the due date thereof.

SECTION 3

CONDITIONS TO THE LOAN

3.1. Conditions precedent to Loan. The obligation of the Lender to make the Loan is subject to the condition precedent that the Lender shall have received, in form and substance satisfactory to the Lender and its counsel, the following:

(a) this Agreement and the Note, duly executed by the Company and

(b) corporate certificates evidencing all necessary action on the part of the Company with respect to the authorization of this Agreement and the Note, and the authorization of certain officer(s) to execute, deliver and take all other actions required under this Agreement.

SECTION 4

REPRESENTATIONS

In order to induce the Lender to enter into this Agreement, and to make the Loan hereunder, the Company represents to the Lender that:

4.1. Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated.

4.2. Corporate Authority. The execution, delivery and performance of this Agreement and the Note, and the transactions contemplated hereby and thereby, are within the corporate power and authority of the Company and have been authorized by proper corporate proceedings, and do not and will not (a) require any consent or approval of the stockholders of the Company (other than such consents as have already been obtained), (b) contravene any provision of the charter documents or by-laws of the Company or any law, rule or regulation applicable to the Company, (c) contravene any provision of, or constitute an event of default or event which, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other agreement, instrument or undertaking binding on the Company (except with respect to which consents and waivers have already been obtained), or (d) result in or require the imposition of any lien or security interest on any of the properties of the Company.

4.3. Valid Obligations. This Agreement and the Note, and all of the terms and provisions hereof and thereof, are the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

4.4. Governmental Approvals. The execution and delivery of this Agreement and the Note by the Company and the performance by the Company of the transactions contemplated hereby and thereby do not require any approval or consent of, or filing or registration by the

Company with, any governmental or other agency or authority, or any other party (other than such filings or registrations as have already been made).

4.5. Financial Statements. The Company has furnished to the Lender the audited financial statements of the Company as of December 31, 2002 and the unaudited balance sheet and statement of operations of the Company as of and for the six-month period ended June 30, 2003. The balance sheet and statements of operations described above (i) have been prepared in conformity with GAAP applied on a consistent basis throughout the periods specified and (ii) present fairly the financial position of the Company as at the dates thereof, subject in each case to year-end audit adjustments and the absence of statements of cash flows and stockholders’ equity and footnotes.

4.6. No Default. No Default or Event of Default exists at the delivery of this Agreement.

SECTION 5

COVENANTS

So long as the Loan remains outstanding, the Company covenants as follows:

5.1. Financial Statements and other Reporting Requirements. The Company will furnish to the Lender:

(a) as soon as available to the Company, but in any event within 120 days after the end of each of its fiscal years, a balance sheet of the Company as of the end of, and a related statement of operations, changes in stockholders’ equity and cash flows for, such year, audited and certified by PricewaterhouseCoopers LLP or other independent certified public accountants; and

(b) as soon as available to the Company, but in any event within 30 days after the end of each month, a balance sheet of the Company as of the end of, and a related statement of operations for, the period then ended, accompanied by a certificate of the chief financial officer of the Company certifying that such statements (i) have been prepared in conformity with GAAP applied on a consistent basis throughout the periods specified and (ii) present fairly the financial position and results of operations of the Company as of the dates thereof and for the period then-ended, subject in each case to year-end audit adjustments.

5.2. Conduct of Business. The Company will maintain its corporate existence.

5.3. Use of Proceeds. The Company shall use the proceeds of the Loan for its general corporate purposes.

5.4. Punctual Payment. The Company shall duly and punctually pay or cause to be paid all principal and interest due under this Agreement and the Note in accordance with the terms hereof and thereof.

5.5. Cash Dividends. The Company shall not declare or pay any cash dividend on any of its capital stock.

SECTION 6

DEFAULTS

6.1. Events of Default. There shall be an Event of Default hereunder if any of the following events shall occur:

(a) the Company shall fail to pay (i) when due any amount of principal of the Loan due hereunder, or (ii) within five calendar days after notice of such failure has been received by the Company from the Lender any amount of interest payable hereunder; or

(b) the Company shall fail to perform any term, covenant or agreement contained in this Agreement, and such Default shall continue for 30 days after notice thereof has been received by the Company from the Lender; or

(c) any representation of the Company made in or incorporated into this Agreement or in the Note, or any other documents or agreements executed in connection with the transactions contemplated by this Agreement or in any certificate delivered hereunder shall prove to have been false in any material respect upon the date when made or deemed to have been made; or

(d) the Company shall (i) apply for, or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or substantially all of its property, (ii) be generally not paying its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code, (vii) take any action under the laws of its jurisdiction of incorporation or organization similar to any of the foregoing, or (viii) take any corporate action for the purpose of effecting any of the foregoing; or

(e) a proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of its or of all or any substantial part of its assets, or (iii) similar relief in respect of it, under any law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of 60 days; or an order for relief shall be entered in an involuntary case under such Bankruptcy Code, against the Company; or action under the laws of the jurisdiction of incorporation or organization of the Company, similar to any of the foregoing shall be taken without the consent of the Company with respect to the Company and shall continue unstayed and in effect for any period of 60 consecutive days.

6.2. Remedies. Upon the occurrence of an Event of Default described in Subsection 6.1, immediately and automatically, and upon the occurrence of any other Event of Default, at any time thereafter, at the Lender’s option and upon the Lender’s declaration:

(a) the unpaid principal amount of the Loan together with accrued interest shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

(b) the Lender may exercise any and all rights it has under this Agreement, the Note or any other documents or agreements executed in connection with the transactions contemplated by this Agreement or by law or equity, and proceed to protect and enforce the Lender’s rights by any action at law, suit in equity or other appropriate proceeding.

6.3. Annulment of Defaults. Any Default or Event of Default shall be deemed not to exist or to have occurred for any purpose of this Agreement if the Lender shall have waived such Default or Event of Default in writing, stated in writing that the same has been cured to its reasonable satisfaction, or entered into an amendment to this Agreement that by its express terms cures such Default or Event of Default. No such action by the Lender shall extend to or affect any subsequent Default or Event of Default or impair any rights of the Lender upon the occurrence thereof.

SECTION 7

AMENDMENT TO SECURITY AGREEMENT

7.1 Amendment to Security Agreement. The Security Agreement dated as of May 22, 2003 by and between the Lender and the Company is hereby amended by deleting the last sentence of Section 1 thereof in its entirety and inserting in lieu thereof the following: “The term “Obligations,” as used herein, means all of the repayment obligations, indebtedness, obligations and liabilities of the Company to the Secured Party, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Support Agreement or the Credit Agreement and Amendment to Security Agreement dated as of September 22, 2003 (the “Credit Agreement”), any guaranties, promissory notes or other instruments or agreements executed and delivered pursuant thereto or in connection with the Support Agreement, the Credit Agreement or this Agreement, and the term “Event of Default,” as used herein, means the failure of the Company to pay or perform any of the Obligations as and when due to be paid or performed under the terms of the Support Agreement or the Credit Agreement.”

SECTION 8

MISCELLANEOUS

8.1. Waiver. The Lender and the Merger Subsidiaries agree that the transactions contemplated by this Agreement and the Note shall be deemed to have been disclosed on the Disclosure Schedule delivered pursuant to the Merger Agreement and agree that the execution and delivery of this Agreement shall not give rise to:

(a) any failure of a condition outlined in Article VI of the Merger Agreement,

(b) any right of Parent or any Merger Subsidiary to terminate the Merger Agreement pursuant to Article VIII of the Merger Agreement, and

(c) any Damages or right to indemnification pursuant to Article VII of the Merger Agreement.

8.2. Notices. Unless otherwise specified herein, all written notices hereunder to any party hereto shall be deemed to have been given when delivered by hand or deposited with a reputable overnight courier service, upon confirmation of receipt, addressed to such party at its address given at the beginning of this Agreement or at any other address specified in writing by such party. All notices shall be effective if sent Attention: Chief Financial Officer or to the attention of such other officer as the Company or the Lender, as applicable may specify in writing.

8.3. Expenses. Each party shall pay its own expenses, including but not limited to legal fees and costs, in connection with all aspects of the relationship between the Lender and the Company.

8.4. No Waivers. No failure or delay by the Lender in exercising any right, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein and in the Note provided are cumulative and not exclusive of any rights or remedies otherwise provided by law.

8.5. Amendments. Neither this Agreement or the Note, nor any provision hereof or thereof may be amended, waived, discharged or terminated except by a written instrument signed by the Lender and the Company.

8.6. Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the Company and the Lender and their respective successors and assigns; provided that neither party may assign or transfer its rights or obligations hereunder without the prior written consent of the other party.

8.7. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

8.8. Partial Invalidity. The invalidity or unenforceability of any one or more phrases, clauses or sections of this Agreement shall not affect the validity or enforceability of the remaining portions of it.

8.9. Captions. The captions and headings of the various sections and subsections of this Agreement are provided for convenience only and shall not be construed to modify the meaning of such sections or subsections.

8.10. Governing Law. This Agreement and the Note shall be deemed to be contracts made under seal and shall be construed in accordance with and governed by the laws (other than the conflict of laws rules) of the State of New York.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

NORTHERN POWER SYSTEMS, INC.

By	/s/ CHARLES CURTIS
Name: Title:	Charles Curtis Chief Financial Officer

PROTON ENERGY SYSTEMS, INC.

By	/s/ JOHN A. GLIDDEN
Name: Title:	John A. Glidden Vice President of Finance

DISTRIBUTED ENERGY SYSTEMS CORP.

By	/s/ WALTER W. SCHROEDER
Name: Title:	Walter W. Schroeder Chief Executive Officer

PES-1 MERGER SUB, INC.

By	/s/ WALTER W. SCHROEDER
Name: Title:	Walter W. Schroeder Chief Executive Officer

PES-2 MERGER SUB, INC.

By	/s/ WALTER W. SCHROEDE
Name: Title:	Walter W. Schroeder Chief Executive Officer